UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2024

BAIYU Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3703, Jingji Binhe Times Building, Binhe Avenue

Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BYU	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2024, BMYA New Energy Technology Inc. (the “Supplier”), a Delaware corporation and a subsidiary of BAIYU Holdings, Inc., entered into a Supplementary Agreement to the Purchase and Sale Contract (the “Supplementary Agreement”) with Feng’s Auto Parts Inc. (the “Purchaser”), which clarifies certain commercial arrangements between the parties under that certain Contracts of Purchase and Sale entered into by and between the Supplier and the Purchaser, dated August 23, 2024 (the “Existing Agreement”).

The Supplementary Agreement specifies the product standards and testing requirements, and provides that each issued purchase order will serve as the basis for supply and payment. Pursuant to the Supplementary Agreement, the Purchaser is required to place the first batch of purchase orders within 45 days after the electric lithium battery products of the Supplier meet the specified standards. Additionally, the Purchaser shall make a 30% advance payment within 15 days after placing each purchase order with the Supplier, and the remaining balance of each order shall be settled within 15 days of the goods’ arrival at the designated port of the United States, following completion of commodity inspection, customs declaration, and customs clearance.

The Supplementary Agreement further details the inspection procedure, delivery terms, and provisions for ownership and risk transfer. It states that in case of any inconsistency with the Existing Agreement, the provisions of the Supplementary Agreement shall prevail. In addition, it contains confidentiality, severability, termination, and other customary provisions.

The Supplementary Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing disclosure of the Supplementary Agreement is only a brief description of the material terms of the Supplementary Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Supplementary Agreement to the Purchase and Sale Contract entered into by and between BMYA New Energy Technology Inc., and Feng’s Auto Parts Inc., dated October 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIYU HOLDINGS, INC.

Date: October 30, 2024	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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